Events after the reporting date	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting date
34. Events after the reporting date
Acquisition of Foran Mining Corporation
On February 2, 2026, the Company and Foran Mining Corporation (“Foran”) announced that they had entered into an arrangement agreement dated February 1, 2026 pursuant to which the Company agreed to acquire all the issued and outstanding common shares in the capital of Foran (the “Foran Common Shares”) by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”). Pursuant to the Arrangement, holders of outstanding Foran Common Shares (including common shares in the capital of Foran to be issued on conversion of the outstanding non-voting shares in the capital of Foran) will receive 0.1128 of a common share of the Company and $0.01 in cash in exchange for each Foran Common Share held. In addition to approval by the shareholders of the Company, Foran securityholder approval and court approval, the Arrangement is also subject to the satisfaction of other closing conditions customary to a transaction of this nature, including TSX and NYSE approval, and approval under the Competition Act (Canada). The Arrangement is expected to be completed in the second quarter of 2026.
Dividend program
On January 22, 2026, Eldorado announced the initiation of a dividend program that provides for the payment of a regular quarterly dividend per common share of the Company (“common share”). The initial quarterly dividend of US$0.075 per common share has been declared and will be payable on March 13, 2026, to shareholders of record at the close of business on February 27, 2026.